UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 31, 2006

RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

1000 Warren Avenue
Niles, Ohio	44446

(Address of Principal Executive Offices)	(Zip Code)
(330) 544-7700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     (a) On October 27, 2006, the board of directors of RTI International Metals, Inc. (“RTI” or the “Company”) resolved to amend the Company’s Directors Compensation Program. The amendments were adopted to enhance the Company’s ability to attract and retain independent directors and to align the Company’s Director Compensation Program with public companies of comparable size. Prior to the amendments, the directors sought information and advice on director compensation matters from Towers Perrin HR, a consulting firm. The amendments are effective on January 1, 2007 and will raise the retainer compensation to $120,000 for all non-employee directors other than the chairman and to $180,000 for the chairman. Half of retainer compensation will be paid in cash and half in stock. Meeting fees will not be paid except in unusual circumstances. Additional compensation of committee chairs is unchanged. Barring unforeseen developments or a substantial change in director responsibility and activities, RTI intends going forward to review and amend the compensation of its non-employee directors not more frequently than bi-annually. The Company’s full amended Directors Compensation Program is summarized on Exhibit 10.1 attached hereto and made a part hereof.
Item 2.02 Results of Operations and Financial Condition.
     On October 30, 2006, the Company issued a press release reporting the financial results of the Company for the quarter ended September 30, 2006. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 8.01 Other Events.
     On October 27, 2006, the board of directors of the Company resolved to amend the charter of its committee formerly known as the Human Resources Committee. The new charter includes the renaming of the committee to the Compensation Committee and is tailored to assist the Committee in complying with newly enacted rules on executive compensation disclosure promulgated by the Securities and Exchange Commission. The amended charter of the Company’s Compensation Committee is attached as Exhibit 99.2 attached hereto.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
10.1	Amended Board of Directors Compensation Program, adopted on October 27, 2006 and effective January 1, 2007.
99.1	Press release dated October 30, 2006.
99.2	Amended Compensation Committee Charter, adopted on October 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI International Metals, Inc.
Date: October 31, 2006	By:	/s/ William T. Hull
William T. Hull,
Vice President and Chief Accounting Officer